UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 21, 2024

Blue Chip Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-273760	84-3870355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 373, Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 347-629-1990

N/A

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company: ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2024, Blue Chip Capital Group, Inc. (the “Registrant”) filed a Form 8-K reporting the resignation, effective on October 16, 2024, of Mr. James Lasry as a member of the Company’s Board of Directors. Mr. Lasry served as a Board Member since 2021. In Mr. Lasry’s letter of resignation, attached as Exhibit 17.1 to the Form 8-K, he informed the Company that he did not have sufficient business time to devote to the Company’s affairs as a Director and further stated that he did not have any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Following the acceptance of Mr. Lasry’s resignation, the Registrant’s Board of Directors approved the appointment of Mr. Frederic Ohana as a member of the Registrant’s Board effective on October 21, 2024.

Frederic Ohana Director, Age 54: Mr. Ohana has worked more than 20 years in Private Banking and Wealth Management for major institutions in France and Gibraltar, including Groupama Banque and Credit Suisse. He holds Masters in Mathematics and Finance from Paris University, France. In addition, Mr. Ohana is fluent in French, Arabic, Spanish and English and networks in Morocco, France, Spain and UK, principally engaged in international finance and business. Mr. Ohana currently serves as CFO of Hyperion Solution Partners, part of the Hyperion Group of Companies founded in 2012 and based in Gibraltar. The Hyperion Group provides a wide range of financial and related services including diverse and in-depth experience, beyond classic solutions, on behalf of high net-worth clients, often utilizing non-traditional asset classes including real estate, private equity, art and precious stones.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 22, 2024

Blue Chip Capital Group, Inc.

/s/: James C. DiPrima
Name:	James C. DiPrima
Title:	Interim Chief Executive Officer

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)